DERIVATIVE WARRANT LIABILITY	9 Months Ended	12 Months Ended
	Sep. 30, 2016	Dec. 31, 2015
Disclosure Text Block [Abstract]
Derivatives and Fair Value [Text Block]

NOTE 6.  DERIVATIVE WARRANT LIABILITY

On September 21, 2016, in connection with the 12% Notes, we issued the 12% Warrants, which are treated as a derivative liability and adjusted to fair value at the end of each period.  The underlying assumptions used in the binomial model to determine the fair value of the derivative warrant liability were:

	September 21, 2016	September 30, 2016
Current stock price	$1.20	$1.91
Risk-free interest rate	0.92%	0.77%
Expected dividend yield	--	--
Expected term (in years)	3.0	3.0
Expected volatility	146%	146%
Number of iterations	5	5

The initial fair value of the derivative warrant liability was recorded as follows:

Extinguishment of debt	$1,715,000
Interest expense	5,189,000
Debt discount	2,450,000
Initial fair value of warrants issued	$9,354,000

Changes in the derivative warrant liability were as follows:

January 1, 2016	$--
Initial fair value of warrants issued	9,354,000
Increase in fair value	6,032,000
September 30, 2016	$15,386,000

NOTE 8.   DERIVATIVE WARRANT LIABILITY

On January 21, 2014, in connection with a Securities Purchase Agreement (the “SPA”) we entered into with Full Circle Capital Corporation (“Full Circle”), for $500,000 we issued to Full Circle, fully-vested warrants (“Series C Warrants”), which allow Full Circle to purchase up to 1,000,000 shares of our common stock at any time on or prior to January 21, 2017 at a price of $5.50 per share. As part of the $500,000 proceeds from the issuance of the Series C Warrants, $100,000 was retained by Full Circle to cover legal and deal related expenses of future financing transactions, which was recorded as deferred financing costs.  On September 24, 2014, we and Full Circle entered into Amendment No. 1 to the SPA, which changed the exercise price of the warrants issuable to $4.00 per share of our common stock, and increased the amount of warrants issuable to 1,400,000 warrants to purchase shares of our common stock.

The Series C Warrants have non-standard anti-dilution protection provisions and, under certain conditions, grant the right to the holder to require us to adjust the warrant’s exercise price to a lower price. Accordingly, these warrants were accounted for as derivative liabilities.

We used the binomial pricing model and assumptions that consider, among other factors, the fair value of the underlying stock, risk-free interest rate, volatility, expected life and dividend rates in estimating fair value for the warrants considered to be derivative instruments. Our common stock has been thinly traded since being delisted in the first quarter of 2014, and all conversions of debt from the January 2014 Issuance during 2014 were converted using a stock price of $5.00 per share. Using the binomial pricing model and a stock price of $5.00 per share, management utilized initial scenario stock prices of $3.00, $4.00, $6.00, and $7.00.  Initially assuming a three-year expected term, management assessed the probabilities of the stock prices for each year, with probabilities more heavily weighted toward lower stock prices, in light of our delisted status, changes in leadership, and our current inability to execute our initial financing with Full Circle.

On January 21, 2014, the value of the initial warrant derivative liability was calculated to be $1,368,908. We received $500,000 in cash, resulting in an initial loss on the fair value of the derivative liability of $868,908 on the grant date. The price of $5.00 per share of the Series A and Series B Warrants granted in connection with the December 2013 Issuance and the January 2014 Issuance resulted in the revaluation of the Series C Warrants granted to Full Circle and an increase to the derivative liability of $153,994.

On January 21, 2015, Full Circle executed a cashless exercise of 1,215,000 warrants in exchange for 660,263 common shares of our common stock.  At the time of the cashless exercise, the fair value of the common stock was determined to be $3,314,520 based on the closing share price of $5.02 on January 21, 2015. Accordingly, we decreased the derivative liability by $3,314,520, and increased common stock by $660 and additional paid in capital by $3,313,860.

On May 1, 2015, we and Full Circle entered into Amendment No. 2 to the Series C Warrants, pursuant to which Full Circle executed a cashless exercised of 160,000 warrants and received 100,000 shares of our common stock. On May 4, 2015, Full Circle exercised its remaining warrants under the Series C Warrants for $100,000 and purchased 25,000 shares of our common stock for $4.00 per share. Immediately preceding Full Circle’s exercises the fair value of the Series C Warrants was determined to be $593,394. The fair value of the 125,000 common shares issued to Full Circle was determined to be approximately $468,750, based on closing prices per share of $3.75 on May 1, 2015. Accordingly, we decreased the derivative liability by $601,617, and increased common stock by $125 and additional paid in capital by $454,796, and $86,171 in cash received from Full Circle, net of $13,829 of settlement expenses paid. We recorded a net gain in the settlement of the warrant liability of $210,634 for the six months ended June 30, 2015. Following these transactions, there are no more Series C Warrants outstanding.

The underlying assumptions used in the binomial model to determine the fair value of the derivative warrant liability were:

	May 1, 2015	May 4, 2015	December 31, 2014
Current stock price	$3.75	$3.50	$5.02
Exercise price of warrant	$4.00	$4.00	$4.00
Risk-free interest rate	0.60%	0.60%	0.60%
Expected dividend yield	--	--	--
Expected term (in years)	1.8	1.8	3.0
Expected volatility	133%	133%	129%
Early exercise factor	1.33	1.33	1.33

Changes in fair value of the derivative financial instruments are recognized in our consolidated statements of operations as a derivative gain or loss and are included in other income (expense).  The primary underlying risk exposure pertaining to the warrants was the change in fair value of the underlying common stock for each reporting period.

Changes in the derivative warrant liability and cumulative expense since inception are as follows:

	Liability	Cumulative Expense (Gain)
January 1, 2014	$--	$--
Fair value of warrants issued	1,368,908	868,908
Increase in derivative liability resulting from anti-dilution provision in agreement, with Full Circle	153,994	153,994
Increase in the fair value of warrant liability	2,371,002	2,371,002
December 31, 2014	3,893,904	3,393,904
Increase in the fair value of warrant liability	14,010	14,010
Reclassification to APIC for shares issued for Full Circle as a result of warrant exercises, net of cash received	(3,683,270)	--
Gain on settlement of derivative	(224,644)	(224,644)
Balance after all warrants were exercised	$--	$3,183,270